                                                                    Exhibit 99.1




Page 1                        [MELLON BANK LOGO]

-------------------------------------------------------------------------------

JP Morgan                     [Mellon Bank Logo]                  April 15, 1999

-------------------------------------------------------------------------------

   $134,356,000 MELLON BANK HOME EQUITY INSTALLMENT LOAN TRUST, SERIES 1999-1

                   Mellon Bank N.A. -- Seller/Master Servicer

                             TRANSACTION HIGHLIGHTS

____________________________________________________________________________________________________________________________________
                                                                                                           EXPECTED
                          APPROXIMATE      EXPECTED     AVERAGE LIFE          PAYMENT                        FINAL       EXPECTED
             CLASS        CLASS SIZE       RATINGS         TO 10%        WINDOWS TO 10% CALL     DAY      MATURITY TO   LEGAL FINAL
 CLASS(2)   TYPE(1)      ($ THOUSANDS)   (S&P/ FITCH)  CALL/MATURITY(3)      (MONTHS)(3)        COUNT       10% CALL     MATURITY
____________________________________________________________________________________________________________________________________
   A-1     Fixed            61,600,000     AAA/AAA        1.00/1.00            1 - 26           30/360       6/01
   A-2     Fixed            27,000,000     AAA/AAA        3.00/3.00           26 - 51           30/360       7/03
   A-3     Fixed            10,700,000     AAA/AAA        5.00/5.00           51 - 73           30/360       5/05
   A-4     Fixed            10,906,000     AAA/AAA        7.41/9.67           73 - 93           30/360       1/07
   A-5     Fixed NAS4       13,400,000     AAA/AAA        6.27/6.49           38 - 93           30/360       1/07
    B      Fixed            10,750,000       A/-          5.14/5.38           37 - 93           30/360       1/07
           ------------ --------------
  TOTAL                    134,356,000
____________________________________________________________________________________________________________________________________

MANAGERS:  J.P. Morgan (lead) and Mellon Financial Markets (Co)
  Notes:

  1 Class A-1 through A-4 sequential pay; Class A-5 concurrent pay starting in month 37; Class B concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.

  2 CPR in Class A-1 through A-5 and B are priced at a prepayment speed of 100% of the prepayment assumption (PPC) which equals a prepayment speed starting at 2% in month 1, increasing by 2.22% per month to 22% CPR in month 10, and remaining at 22% CPR thereafter.

  3 Auction Sale after Optional Termination:

    If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.

  4 Class A-5 NAS allocation of senior principal distributions: 0% through month
    36; 45% month 37 through month 60; 80% month 61 through month 72; 100% month 73 through month 84; and 300% thereafter.


SELLER/MASTER SERVICER:            Mellon Bank, N.A.

DEPOSITOR:                         Mellon Residential Funding Corporation

TRUSTEE:                           Bankers Trust Company of California, N.A.

UNDERWRITERS:                      J.P. Morgan Securities, Inc. (lead) & Mellon
                                   Financial Markets, Inc. (co-manager)

COLLATERAL:                        Fixed home equity loans secured by first and
                                   second lien mortgages. See attached
                                   "Collateral Description".

CLASS A-1 THROUGH A-5, B           The prepayment assumption is 100% of the
PREPAYMENT SPEED:                  prepayment curve, which equates to a
                                   prepayment speed of 2% CPR in the first
                                   month, increasing by 2.22% per month to
                                   22% CPR in month 10 and remaining at
                                   22% CPR thereafter.

EXPECTED PRICING DATE:             TBD

EXPECTED SETTLEMENT DATE:          April 29, 1999 through DTC, Euroclear, and
                                   CEDEL.

CUT-OFF DATE:                      March 31, 1999

DISTRIBUTION DATES:                The 25th of each month, beginning May 25,
                                   1999



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 2                        [MELLON BANK LOGO]

                                (TRANSACTION HIGHLIGHTS CONTINUED)
                                ----------------------------------

OPTIONAL TERMINATION:      On any Distribution Date on which the Pool Principal
                           Balance is less than 10% of the Cut-off Date Pool
                           Principal Balance, the Master Servicer will have the option to purchase, in whole, the Mortgage Loans and the REO Property, if any, remaining in the Trust
                           Fund.

AUCTION SALE AFTER
OPTIONAL TERMINATION:      If the Master Servicer does not exercise its optional
                           termination right within 90 days after the Optional
                           Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO
                           Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.

ERISA ELIGIBILITY:         The Class A-1 through A-5 Certificates WILL be ERISA
                           eligible (and there will be no prefunding account).
                           The Class B Certificates are NOT ERISA eligible.

SMMEA ELIGIBILITY:         The Certificates are NOT SMMEA eligible as there are
                           2nd mortgages in the pool.

CREDIT ENHANCEMENT
Class A1 through Class A5:

o   8.0% Class B Subordinated Certificates

o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $671,783 which equals 50 bps of the initial pool balance.

o   Monthly Excess Interest Amount

Class B:

o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $671,783 which equals 50 bps of the initial pool balance.

o        Monthly Excess Interest Amount

           CLASS             RATING LEVEL               PERCENT OF TRANSACTION
           -------------------------------------------------------------------
           A1-A5             AAA/AAA                             92%
           B                 A/-                                  8%
Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 3                        [MELLON BANK LOGO]



         MELLON RESIDENTIAL FUNDING CORP. 1999-1 COLLATERAL DESCRIPTION
         --------------------------------------------------------------

COLLATERAL:   The collateral pool will consist of a combination of first and second lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, for home improvements, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.


                                                                   FIXED RATE HOME EQUITY INSTALLMENT LOANS(1)
                                                                   -------------------------------------------

AGGREGATE POOL BALANCE ($MM):                                      $134,356,564.24

NUMBER OF LOANS:                                                   2,391

AVERAGE OUTSTANDING BALANCE:                                       $56,192.62

PRODUCT TYPE:                                                      Fixed Rate Home Equity Loans

WEIGHTED AVERAGE COUPON:                                           8.27%

ORIGINAL WEIGHTED AVERAGE TERM:                                    175.44 months

REMAINING WEIGHTED AVERAGE TERM:                                   165.98 months

WEIGHTED AVERAGE SEASONING:                                        9.47 months

LIEN POSITION:                                                     81.10% first lien; 16.07% second lien; 0.05%
                                                                   third lien; 2.79% N/A

WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:                     78.12%

PROPERTY TYPE:                                                     92.05% single family; 2.79% townhouse;  0.23%
                                                                   mobile-home; 0.21% condominium; 0.20% duplex;
                                                                   multifamily 0.08%; 1.72% other; 2.72% N/A

OWNER OCCUPANCY:                                                   94.42% primary; 1.20% rental,
                                                                   0.32% second home; 1.27% other; 2.79% N/A

GEOGRAPHIC DISTRIBUTION (>= 5%):                                   PA (36.26%), OH (32.68%), NJ (9.66%),
                                                                   VA (8.80%),  MD (5.94%)

 NOTE:
 ----
 1 All percentages and weighted averages calculated on the outstanding balance.



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 4                        [MELLON BANK LOGO]


             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES
             -------------------------------------------------------

                                         ASSUMES A 10% CALL (OPTIONAL TERMINATION OR AUCTION SALE)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              PPC PREPAYMENT ASSUMPTION

                0%                     50%               75%               100%(1)              125%                  150%
               ----                   -----             -----              -------             ------                -----
                    WINDOW               WINDOW              WINDOW              WINDOW               WINDOW              WINDOW
            WAL    (MONTHS)      WAL    (MONTHS)    WAL     (MONTHS)     WAL    (MONTHS)     WAL     (MONTHS)     WAL     (MONTHS)
CLASS A-1   5.83   5/99-9/10     1.79   5/99-4/03   1.29    5/99-2/02   1.00    5/99-6/01   0.81    5/99-1/01    0.67     5/99-9/00
                      137                  48                  34                  26                   21                  17
CLASS A-2  13.30  9/10-11/13     5.80   4/03-2/08   4.01   2/02-12/04   3.00    6/01-7/03   2.32    1/01-4/02    1.91    9/00-10/01
                      39                   59                  35                  26                   16                  14
CLASS A-3  14.57  11/13-11/13   10.46   2/08-6/11   7.20   12/04-9/08   5.00    7/03-5/05   3.81    4/02-10/03   2.76   10/01-10/02
                       1                   41                  46                  23                   19                  13
CLASS A-4  14.57  11/13-11/13   12.16   6/11-6/11   9.65   9/08-12/08   7.41    5/05-1/07   5.67    10/03-8/05   4.41    10/02-7/04
                       1                   1                   4                   21                   23                  22
CLASS A-5   9.07  5/02-11/13     7.27   5/02-6/11   6.73   5/02-12/08   6.27    6/02-1/07   5.61     8/02-8/05   4.96    10/02-7/04
                      139                 110                  80                  56                   37                  22
CLASS B    13.62  2/10-11/13     8.45  10/03-6/11   6.46   7/02-12/08   5.14    5/02-1/07   4.34    5/02-8/05    3.86     5/02-7/04
                      46                   93                  78                  57                   40                  27
-----------------------------------------------------------------------------------------------------------------------------------

ASSUMES A 10% CALL (OPTIONAL TERMINATION OR AUCTION SALE)
-------------------------------------------------------------------
               PPC PREPAYMENT ASSUMPTION

                             200%
                             ----
                                  WINDOW
                         WAL      (MONTHS)
CLASS A-1               0.50     5/99-5/00
                                    13
CLASS A-2               1.38     5/00-1/01
                                    9
CLASS A-3               1.97     1/01-6/01
                                    6
CLASS A-4               2.46     6/01-1/02
                                    8
CLASS A-5               3.55    1/02- 2/03
                                   14
CLASS B                 3.53     5/02-2/03
                                   10
-------------------------------------------------------------------




                                                       ASSUMES NO 10% CALL (RUN TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------
                                                              PPC PREPAYMENT ASSUMPTION

                     0%                    50%                  75%                  100%(1)                   125%
                 --------                ------                -----                 -------                  ------
                        WINDOW                 WINDOW                 WINDOW                WINDOW                  WINDOW
              WAL      (MONTHS)      WAL      (MONTHS)      WAL      (MONTHS)     WAL      (MONTHS)       WAL      (MONTHS)
CLASS A-4    14.57    11/13-11/13   13.87    6/11-11/13    12.11    9/08-11/13    9.67     5/05-11/13     7.03    10/03-7/12
                           1                     30                     63                     103                    106
CLASS A-5     9.07     5/02-11/13    7.29    5/02-11/13     6.80    5/02-11/13    6.49     6/02-11/13     6.32     8/02-4/12
                          139                   139                    139                     138                    117
CLASS B      13.62     2/10-11/13    8.69   10/03-11/13     6.73    7/02-10/12    5.38      5/02-9/10     4.55    5/02-10/08
                          46                    122                    124                     101                     78
-----------------------------------------------------------------------------------------------------------------------------


           ASSUMES NO 10% CALL (RUN TO MATURITY)
-----------------------------------------------------------
                  PPC PREPAYMENT ASSUMPTION

                     150%                       200%
                  ---------                  -----------
                          WINDOW                   WINDOW
                WAL      (MONTHS)          WAL    (MONTHS)
CLASS A-4      4.77     10/02-9/10        2.46   6/01-1/02
                            96                       8
CLASS A-5      6.24     10/02-7/10        4.68   1/02-9/07
                            94                      69
CLASS B        4.05      5/02-4/07        3.67   5/02-2/05
                            60                      34
----------------------------------------------------------



  NOTE:

  1 The prepayment assumption is 100% of the prepayment curve (PPC), which equates to a prepayment speed of 2% CPR in the first month, increasing by 2.22% per month to 22% CPR in month 10 and remaining at 22% thereafter.

  2 If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 5                        [MELLON BANK LOGO]




PORTFOLIO BY LOAN PURPOSE
------------------------------------------------------------------------------------------------
                                                                             PERCENT OF CURRENT
LOAN PURPOSE                 NUMBER OF LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
Consolidation                          1,872               111,156,679.79                82.73%
Convenience                               26                 1,218,699.55                 0.91%
Home Improvement                          20                   892,363.83                 0.66%
Personal                                  11                   309,392.51                 0.23%
Tax/Inv/Edu                                7                   303,214.07                 0.23%
Vehicle                                    2                    31,190.91                 0.02%
Other                                      1                   105,317.00                 0.08%
No Data Available                        452                20,339,706.58                15.14%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------

PORTFOLIO BY REMAINING TERM
------------------------------------------------------------------------------------------------
REMAINING TERM                                                              PERCENT OF CURRENT
(MONTHS)                    NUMBER OF LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
 1    -   60                             87                 1,393,722.02                 1.04%
 61   -   90                             74                 1,363,179.60                 1.01%
 91   -  120                            188                 6,696,367.20                 4.98%
 121  -  150                            330                11,948,589.39                 8.89%
 151  -  180                          1,712               112,954,706.03                84.07%
------------------------------------------------------------------------------------------------
TOTALS:                               2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------



PORTFOLIO BY PROPERTY STATE
------------------------------------------------------------------------------------------------
                                                                             PERCENT OF CURRENT
PROPERTY STATE               NUMBER OF LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
Delaware                                  17                   883,563.05                 0.66%
District of Columbia                      10                   413,918.96                 0.31%
Illinois                                  15                   530,844.43                 0.40%
Indiana                                   31                 1,454,858.67                 1.08%
Kentucky                                  51                 3,703,064.29                 2.76%
Maryland                                 152                 7,986,440.54                 5.94%
New Jersey                               194                12,977,838.91                 9.66%
North Carolina                            29                 1,968,285.90                 1.46%
Ohio                                     749                43,905,169.98                32.68%
Pennsylvania                             950                48,712,552.29                36.26%
Virginia                                 193                11,820,027.22                 8.80%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 6                        [MELLON BANK LOGO]



PORTFOLIO BY COMBINED LTV
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
COMBINED LTV                           LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
0.01%  - 10.00%                            1                    13,646.98                 0.01%
10.01% - 20.00%                           16                   370,082.57                 0.28%
20.01% - 30.00%                           42                 1,087,326.16                 0.81%
30.01% - 40.00%                           68                 2,121,347.25                 1.58%
40.01% - 50.00%                           92                 3,110,184.58                 2.31%
50.01% - 60.00%                          142                 6,271,121.32                 4.67%
60.01% - 70.00%                          244                11,718,800.45                 8.72%
70.01% - 80.00%                          389                22,201,499.67                16.52%
80.01% - 90.00%                        1,394                87,371,172.95                65.03%
90.01% - 100.00%                           3                    91,382.31                 0.07%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------



PORTFOLIO BY PROPERTY TYPE
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
PROPERTY TYPE                          LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
Single Family                          2,166               123,675,727.97                92.05%
Townhouse                                 76                 3,741,896.52                 2.79%
Mobile Home                                7                   314,520.24                 0.23%
Duplex                                     6                   269,992.01                 0.20%
Condomininum                               8                   275,545.85                 0.21%
Multi-Family                               2                   104,551.37                 0.08%
Other                                     62                 2,313,527.00                 1.72%
No Data Available                         64                 3,660,803.28                 2.72%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------


PORTFOLIO BY LIEN POSITION
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
LIEN POSITION                          LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
First Lien                             1,653               108,957,200.06                81.10%
Second Lien                              671                21,593,898.67                16.07%
Third Lien                                 1                    60,681.20                 0.05%
No Data Available                         66                 3,744,784.31                 2.79%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------




Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 7                        [MELLON BANK LOGO]



PORTFOLIO BY OCCUPANCY TYPE
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
OCCUPANCY                              LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
Primary                                2,224               126,853,507.26                94.42%
Rental                                    42                 1,614,759.52                 1.20%
Second Home                                9                   426,195.27                 0.32%
Other                                     51                 1,709,943.78                 1.27%
No Data Available                         65                 3,752,158.41                 2.79%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------


PORTFOLIO BY COUPON
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
COUPON RANGE                           LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
7.01 -   7.50                            147                 9,858,138.67                 7.34%
7.51 -   8.00                            895                63,524,625.41                47.28%
8.01 -   8.50                            400                20,961,543.82                15.60%
8.51 -   9.00                            424                23,163,575.11                17.24%
9.01 -   9.50                            220                 8,348,479.36                 6.21%
9.51 -  10.00                            108                 3,351,987.43                 2.49%
10.01 - 10.50                             47                 1,240,734.92                 0.92%
10.51 - 11.50                            101                 2,983,025.41                 2.22%
11.51 - 12.50                             37                   752,766.84                 0.56%
12.51 - 13.50                              9                   141,968.42                 0.11%
13.51 - 14.50                              3                    29,718.85                 0.02%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------


PORTFOLIO BY CURRENT BALANCE
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
CURRENT BALANCE                        LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
1 -        10,000                         63                   459,290.22                 0.34%
10,001 -   20,000                        234                 3,523,668.32                 2.62%
20,001 -   30,000                        341                 8,641,911.30                 6.43%
30,001 -   40,000                        318                11,210,693.33                 8.34%
40,001 -   50,000                        307                13,732,531.57                10.22%
50,001 -   60,000                        252                13,820,936.90                10.29%
60,001 -   70,000                        212                13,806,894.72                10.28%
70,001 -   80,000                        181                13,489,881.95                10.04%
------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

Page 8                        [MELLON BANK LOGO]




PORTFOLIO BY CURRENT BALANCE
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
CURRENT BALANCE                        LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
80,001 -   90,000                        117                 9,970,312.48                 7.42%
90,001 -  100,000                        100                 9,535,247.20                 7.10%
100,001 - 125,000                        144                15,949,471.60                11.87%
125,001 - 150,000                         57                 7,829,771.96                 5.83%
150,001 - 175,000                         29                 4,650,558.81                 3.46%
175,001 - 200,000                         18                 3,351,824.50                 2.49%
200,001 - 225,000                          3                   651,125.43                 0.48%
225,001 - 250,000                          8                 1,900,471.80                 1.41%
250,001 - 275,000                          7                 1,831,972.15                 1.36%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------



MORTGAGE RATES
------------------------------------------------------------------------------------------------
                                   NUMBER OF                                 PERCENT OF CURRENT
MORTGAGE RATES                         LOANS              CURRENT BALANCE               BALANCE
------------------------------------------------------------------------------------------------
7.01 -  7.50                             254                18,179,169.71                13.53%
7.51 -  8.00                             893                63,397,891.42                47.19%
8.01 -  8.50                             355                16,617,118.44                12.37%
8.51 -  9.00                             382                20,246,917.75                15.07%
9.01 -  9.50                             204                 7,461,401.05                 5.55%
9.51 -  10.00                            106                 3,305,851.43                 2.46%
10.01 - 10.50                             47                 1,240,734.92                 0.92%
10.51 - 11.50                            101                 2,983,025.41                 2.22%
11.51 - 12.50                             37                   752,766.84                 0.56%
12.51 - 13.50                              9                   141,968.42                 0.11%
13.51 - 14.50                              3                    29,718.85                 0.02%
------------------------------------------------------------------------------------------------
TOTALS:                                2,391               134,356,564.24               100.00%
------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.


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